Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated April 10, 2017 to the

Summary Prospectuses for Emerging Markets Portfolio (Advisor Class) and Institutional Emerging Markets Portfolio (Class I and Class II), each dated February 28, 2017 (the “Summary Prospectuses”)

The Emerging Markets Portfolio and Institutional Emerging Markets Portfolio (each, a “Portfolio”) are generally closed to new investors. See below for further information regarding the ability of new and current investors to purchase shares of a Portfolio.

Accordingly, effective immediately, the following replaces the final paragraph of the “Portfolio Summary—Purchase and Sale of Portfolio Shares” section of each Summary Prospectus:

The Portfolio is generally closed to new investors. Current investors may continue to be permitted to purchase shares and certain other investors may still be eligible to purchase shares. For more information, see the section captioned “Shareholder Information—Purchase and Redemption of Shares” in the Portfolio’s prospectus.

Investors Should Retain this Supplement for Future Reference.